SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                                  Xtrana, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 OF XTRANA, INC.
                            To Be Held June 26, 2003

TO THE STOCKHOLDERS OF
XTRANA, INC.:

         You are cordially invited to attend the Annual Meeting of Stockholders of Xtrana, Inc., which will be held at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021, on Thursday, June 26, 2003, at 12:00 p.m., Mountain time, to consider and act upon the following matters:

1.       The election of seven directors;

2. To ratify the appointment of Hein + Associates LLP, as our independent public accountants for the year ending December 31, 2003; and

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 28, 2003, as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The seven nominees for directors who receive the highest number of votes will be elected. The ratification of the independent accountants requires the affirmative vote of a majority of the total votes cast on the proposal.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

         The accompanying Proxy Statement and the Appendices thereto form a part of this notice.

                                 By Order of the Board of Directors

                                 /s/ Michael D. Bick, Ph.D.
                                 --------------------------
                                 Michael D. Bick, Ph.D.
                                 Chairman of the Board

590 Burbank Street, Suite 205
Broomfield, Colorado 80020
(303) 466-4424
April 29, 2003

                                  XTRANA, INC.
                          590 BURBANK STREET, SUITE 205
                           BROOMFIELD, COLORADO 80020

                                -----------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 2003

         This Proxy Statement is being furnished to you as a holder of outstanding shares of Xtrana common stock, par value $0.01 per share, in connection with the solicitation of proxies by the Board of Directors of Xtrana, Inc. ("Xtrana," the "Company," "we" or "us"), for use at the Annual Meeting of Stockholders to be held at Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado, 80021, June 26, 2002, at 12:00 p.m., Mountain time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

         The close of business on April 28, 2003, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding 16,533,269 shares of common stock, par value $.01 per share, the only outstanding voting security of Xtrana. It is anticipated that the 2002 Annual Report and this Proxy Statement and the accompanying proxy will be mailed to our stockholders on or about May 6, 2003.

         If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing with the Secretary of Xtrana, at our executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

         The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

         A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

         At the Annual Meeting, the stockholders will consider and vote upon proposals to (1) elect seven directors, (2) ratify the appointment of Hein + Associates LLP as our independent public accountants for the fiscal year ended December 31, 2003, and (3) such other proposals as may properly come before the Annual Meeting or any adjournment thereof. The seven nominees for directors who receive the highest number of votes will be elected. The ratification of the independent accountants requires the affirmative vote of a majority of the total votes cast on the proposal.

         THE XTRANA BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED DIRECTORS AND THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Pursuant to the Company's Bylaws, the Company's Board of Directors currently consists of seven members. At each annual meeting of the Company's stockholders, directors are elected for a one-year term. At the 2003 Annual Meeting, each director will be elected for a term expiring at the 2004 Annual Meeting. The Board of Directors proposes the seven nominees named below.

         Unless marked otherwise, proxies received will be voted FOR the election of the each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

         The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                             Michael D. Bick, Ph.D.
                                 Douglas L. Ayer
                              James H. Chamberlain
                               Timothy J. Dahltorp
                              John C. Gerdes, Ph.D.
                             James B. Mahony, Ph.D.
                                N. Price Paschall

         The Board of Directors unanimously recommends that stockholders vote FOR the election of the directors nominated herein.

INFORMATION WITH RESPECT TO EACH DIRECTOR, NOMINEE AND CERTAIN OFFICERS.

         The following table sets forth certain information with respect to each director, nominee and executive officer of the Company as of April 29, 2003.

                                                                                    DIRECTOR/
                                                                                    OFFICER
         NAME               AGE                     POSITION                         SINCE
----------------------    ------    --------------------------------------------    ---------
Michael D. Bick, Ph.D.      58      Chairman of the Board, Director and Director      1991
                                      Nominee
Douglas L. Ayer             65      Director and Director Nominee                     1993
N. Price Paschall           54      Director and Director Nominee                     1997
James H. Chamberlain        55      Director and Director Nominee                     1998
James B. Mahony, Ph.D.      53      Director and Director Nominee                     2002
John C. Gerdes, Ph.D.       54      Chief Scientific Officer, Director and
                                      Director Nominee                                2000
Timothy J. Dahltorp         41      Chief Executive Officer, Chief Financial          2000
                                      Officer, Corporate Secretary, Director and
                                      Director Nominee

         All officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships between any directors or officers of the Company.

         MICHAEL D. BICK, PH.D., was elected Chief Executive Officer in August 1991, Chairman of the Board in July 1993 and President in January 1996. Subsequent to the Company's merger with Xtrana, Inc. in August 2000, Dr. Bick retired as Chief Executive Officer and President. In 1988, Dr. Bick founded
Xtrana's former subsidiary, MeDiTech, and was President and Chief Executive Officer thereof until it was acquired by Biopool in January 1992. Prior to that date, he was co-founder and president of a privately held medical device firm for ten years. Dr. Bick received a Ph.D. in molecular biology from the University of Southern California in 1971 and was affiliated with the Harvard Medical School and Children's Hospital Medical Center in Boston carrying out research in human genetics from 1971 to 1974. Dr. Bick was a staff member of the Roche Institute of Molecular Biology from 1974 to 1978. Dr. Bick has served on the Board of Counselors of the School of Pharmacy, University of Southern California, is a Charter Member of the Keiretsu Forum of Southern California and a Director of VCBio.

         DOUGLAS L. AYER is currently President and Managing Partner of International Capital Partners of Stamford, CT. Mr. Ayer was previously Chairman and Chief Executive Officer of Cametrics, a manufacturer of precision metal components, and has held executive positions at Paine Webber and McKinsey & Co., Inc. Mr. Ayer also serves as a director of a number of private companies, largely in the information technology sector.

         N. PRICE PASCHALL is the founder and Managing Partner of Context Capital Group (formerly HealthCare Capital Advisors) since 1993. Context Capital Group provides merger and acquisition advice to middle market companies, focusing on the medical service industry. Prior to Context Capital Group, Mr. Paschall was a Vice Chairman and founder of Shea, Paschall and Powell-Hambros Bank (SPP Hambros & Co.), a firm specializing in mergers and acquisitions. Mr. Paschall holds a degree in business administration from California Polytechnic University in Pomona. Since 1994, Mr. Paschall has served on the Board of Directors and provided certain corporate financial services to Advanced Materials Group, a manufacturer and fabricator of specialty foams, foils, films and pressure-sensitive adhesive components.

         JAMES H. CHAMBERLAIN is the founder of BioSource International, Inc., a California-based, Nasdaq National Market System company dedicated to the research, development, manufacturing, and marketing of biomedical products to the diagnostic and research markets. Mr. Chamberlain founded BioSource in 1989, and retired as a director of BioSource and as its Chairman, President, and Chief Executive Officer in 2000. Prior to BioSource, Mr. Chamberlain was the Manager of Business Development for Amgen, Inc. Mr. Chamberlain also serves on the Board of Directors of EcoSoil Systems, Inc., an agricultural biotechnology firm. Mr. Chamberlain received a B.S. degree in biology and chemistry from West Virginia University in 1969 and completed an MBA Executive Program at Pepperdine University in 1981.

         JAMES B. MAHONY, PH.D., began his career with the University of Toronto's Department of Microbiology and Parasitology, and has held numerous positions with McMaster University, including serving as the Director of the University's Regional Virology and Chlamydiology Laboratory at St. Joseph's Hospital. Dr. Mahony has authored 140 publications, many of which deal with either chlamydia or gonorrhea. He has also published 49 articles in books, several discussing sexually transmitted diseases and chlamydia. His laboratory frequently conducts and publishes validation studies of new methods for detection of sexually transmitted disease infectious agents. Dr. Mahony is currently a Professor in the Department of Pathology and Molecular Medicine at McMaster University in Hamilton, Ontario, Canada, and also serves as a member of the Professional Staff of Hamilton Health Sciences Corporation, Laboratory Medicine. In addition, Dr. Mahony is President Elect of the Pan American Society of Clinical Virology.

         JOHN C. GERDES, PH.D., is the Vice President of Research and Development for Xtrana and became a director and Chief Scientific Officer concurrent with the Company's merger with Xtrana in 2000. In 1996, he conceived of a unique point of care approach for DNA diagnostics, the development of which resulted in the formation of Xtrana. From 1988 to 1998, he was the Director of Paternity Analysis and Clinical Director at IAD where he supervised clinical testing and introduced PCR and other nucleic acid based clinical tests. He has twenty-one publications primarily focused on molecular methods of virus detection.  He has  recently  filed four  patents  that  provide  the  technical foundation of the Xtrana business plan. Dr. Gerdes received a B.S. in Microbiology from the University of Wyoming in 1970, and a Ph.D. in Microbial Genetics from the University of California at Los Angeles (UCLA) in 1974. After completing a four-year post-doctoral fellowship in Virology, again at UCLA, he spent four years as an assistant professor at the University of Colorado Health Sciences Center in Denver before accepting a position at Immunological Associates of Denver (IAD), a specialty reference testing laboratory.

         TIMOTHY J. DAHLTORP joined the Company as Chief Financial Officer in September 2000 and was appointed Chief Executive Officer and a Director in June 2001. Prior to joining the Company, he was Chief Financial Officer and Treasurer of The Broe Companies, Inc., a collection of privately-held companies based in Denver, Colorado. Prior to that, Mr. Dahltorp was Executive Vice President, Chief Financial Officer and Treasurer for Alliance Entertainment Corp. in New York City, New York, a publicly traded, $750 million distributor of pre-recorded music and related products. Mr. Dahltorp received a B.S. degree in Finance at Drake University in Des Moines, Iowa, in 1983, and a Masters of Business Administration at DePaul University in Chicago, Illinois, in 1987.

BOARD AND COMMITTEE MEETINGS

         During the fiscal year ended December 31, 2002, the Board of Directors met nine times. Each director attended in excess of 75% of all meetings of the Board of Directors held during the year. The Board of Directors has an Audit Committee that met twice during 2002. This committee oversees the work of the Company's auditors with respect to financial and accounting matters. Messrs. Ayer, Paschall, Mahony and Chamberlain are members of the Audit Committee. The Board of Directors also has a Compensation Committee, which met once during fiscal year 2002. The function of the Compensation Committee is to review and make recommendations with respect to compensation of executive officers and key employees. Messrs. Ayer, Paschall, Mahony and Chamberlain are members of the Compensation Committee.

COMPENSATION OF DIRECTORS

         Non-employee directors receive $6,000 per calendar year, plus $1,000 for each in person Board of Directors meeting attended and $250 for each telephonic Board of Directors meeting attended. The Company pays all out-of-pocket fees of attendance. In addition, during fiscal 2002, each non-employee director received a one-time grant of non-qualified stock options to purchase 110,000 shares of the Company's common stock under the 1993 Incentive Stock Option Plan. Dr. Mahoney's 110,000 options were issued from the Company's 2000 Incentive Stock Option Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because the Company's Common Stock is traded on the Over-The-Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of the Company's Audit Committee. However, each member of the Audit Committee is independent as defined in Rule 4200(a)(15) for the listing standards of the Nasdaq Stock Market. The Audit Committee does not have a written charter. During fiscal year 2002, the Audit Committee met two times. In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Ernst & Young LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

         The Audit Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the year ended December 31, 2002.

         The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                               AUDIT COMMITTEE
                                               James H. Chamberlain, Chair
                                               N. Price Paschall
                                               Douglas L. Ayer
                                               James  B. Mahony, Ph.D.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         Timothy Dahltorp, the Company's Chief Executive Officer and Chief Financial Officer, was formerly the chief financial officer of Alliance Entertainment Corp., a company that filed for Chapter 11 bankruptcy in 1997.

                             EXECUTIVE COMPENSATION

         The following tables set forth certain information as to the Company's Chairman, Chief Executive Officer and Chief Financial Officer and Chief Scientific Officer (the "Named Executive Officers"). No other executive officer of the Company had compensation in excess of $100,000 during the period:

SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                SECURITIES
                                -------------------------------------------    UNDERLYING
NAME AND PRINCIPAL POSITION       YEAR       SALARY      BONUS     OTHER(1)      OPTIONS
----------------------------    ---------  ---------  --------  -----------    ----------
Michael D. Bick, Ph.D.           2002      $ 140,400            $ 11,100
Chairman                         2001        140,400               9,600
                                 2000 (2)    159,099  $ 65,000     5,789          15,000

Timothy J. Dahltorp              2002        200,000               4,042
Chief Executive Officer          2001        184,898    20,000                   200,000
and Chief Financial Officer      2000 (3)     53,843    17,000                   300,000

John C. Gerdes, Ph.D.            2002        145,600               2,882
Chief Scientific Officer         2001        144,093               1,441
                                 2000 (4)     57,078
----------

(1) Represents payment of a car allowance and contributions to the Company's 401(k) profit sharing plan.
(2) Dr. Bick retired as President and Chief Executive Officer effective August 10, 2000.
(3)  Mr. Dahltorp's hire date was September 18, 2000.
(4)  Dr. Gerdes became Chief Scientific Officer effective August 10, 2000.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2002.

                                       PERCENT OF TOTAL
                                      OPTIONS GRANTED TO
                          OPTIONS        EMPLOYEES IN      EXERCISE   EXPIRATION
      NAME               GRANTED(1)      FISCAL YEAR        PRICE        DATE
----------------------   ----------   ------------------   --------   ----------
Michael D. Bick, Ph.D.     55,000           8.24            $0.37      4/25/2012

----------
(1) The options granted become exercisable in twelve (12) equal monthly installments commencing on the date of grant.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the underlying securities on the OTC Bulletin Board ($0.15 per share) on December 31, 2002, the last trading day during 2002, as reported by the OTC Bulletin Board. No options were exercised by the Named Executive Officers during fiscal 2002.

                                                         VALUE OF UNEXERCISED
                            NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                             OPTIONS AT YEAR-END               YEAR-END(1)
                          -------------------------    -------------------------
NAME                      EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----------------------    -------------------------    -------------------------
Michael D. Bick, Ph.D.          77,880 / 24,585                  $ 0 / 0
Timothy J. Dahltorp            225,413 / 274,587                   0 / 0

----------

(1) Determined as the difference between the closing trade price on December 31, 2002 ($0.15/share) and the aggregate price of the options covering such shares.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

         In July 1999, the Company entered into an executive employment agreement with Michael D. Bick, Ph.D. The executive employment agreement became effective when the Merger was consummated August 10, 2000. Under the executive employment agreement, Dr. Bick no longer serves as our President and Chief Executive Officer, but will continue to be the Company's Chairman for a term of three years ending in August 2003. The agreement provides for compensation to Dr. Bick of $150,000 during each year of the term, inclusive of a car allowance and dues to a club. Under the agreement, Dr. Bick is not required to provide more than 50 hours of services per month, and may terminate the agreement and receive all consideration due to him thereunder if there is a change in control of the Company that results in a material modification to Dr. Bick's duties under the agreement.

         In August 2001, the Company entered into an executive employment agreement with Timothy J. Dahltorp. Under the agreement, Mr. Dahltorp will serve as Chief Executive Officer and Chief Financial Officer of the Company for a period of 3 years. The agreement provides for a base salary of $200,000 per year, plus annual incentive compensation as determined by the Compensation Committee of the Board of Directors. The agreement also provides for severance of up to one year's base salary if the agreement is terminated by the Company under certain conditions.

         In February 2002, the Company entered into an executive employment agreement with John C. Gerdes, Ph.D. Under the agreement, Dr. Gerdes will serve as Chief Scientific Officer of the Company for a period of 3 years. The agreement provides for a base salary of $145,600 per year, plus annual incentive compensation as determined by the Compensation Committee of the Board of Directors. The agreement also provides for severance of up to 90 days base salary if the agreement is terminated by the Company under certain conditions.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2002, all our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that Dr. John C. Gerdes, Chief Scientific Officer and a director, did not timely file a Form 4 for a single transaction occurring in November 2002, but such Form 4 was subsequently filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal 2002, there were no transactions or series of related transactions to which the Company was a party, in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors recommended and the board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein + Associates LLP, as our independent public accountant for the current fiscal year ending December 31, 2002. We anticipate that a representative of Hein + Associates LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Hein + Associates LLP will be afforded an opportunity to make a statement if he or she so desires.

         Ernst & Young LLP ("E&Y") served as the principal independent public accounting firm utilized by the Company during the year ended December 31, 2001. On January 8, 2003, our Audit Committee, pursuant to authority delegated by our Board of Directors, dismissed E&Y as our independent public accountants, effective on that date. In addition, on January 8, 2003, our Audit Committee engaged Hein + Associates LLP as our new independent accountants to audit our financial statements for the fiscal year ended December 31, 2002.

         E&Y's reports on our consolidated financial statements for either of our two fiscal years ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2001 and through the date of E&Y's dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on our consolidated financial statements. The Company has requested E&Y to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated January 10, 2003, was filed as an exhibit to the Company's Current Report Form 8-K filed on January 10, 2003.

         While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as the Board of Directors believes that the selection of auditors to audit the Company's consolidated financial statements is of sufficient importance to seek stockholder


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


approval. If the stockholders do not ratify this appointment, other firms of certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

         The ratification of Hein + Associates LLP as the Company's independent public accountants for the fiscal year ended December 31, 2003, will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All Proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed Proxy card.

AUDIT FEES

         The aggregate fees billed by Hein + Associates LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2002 were $21,200.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         In 2002, Hein + Associates LLP did not render any professional services for the Company in connection with financial information systems design and implementation.

ALL OTHER FEES

         In 2002, Hein + Associates LLP preformed no other non-audit services for the Company.

         The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Hein + Associates LLP.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFYING THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS OUR INDEPENDENT AUDITORS.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth as of April 1, 2003, certain information regarding the ownership of the Company's common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's directors, (iii) each named executive officer, and (iv) all of the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Xtrana, 590 Burbank Street, Suite 205, Broomfield, Colorado 80020. References to options to purchase common stock are either currently exercisable or will be exercisable within 60 days of April 1, 2003.


                                       NUMBER OF SHARES        PERCENT OF CLASS
                                      BENEFICIALLY OWNED      BENEFICIALLY OWNED
                                             (1)                     (2)
                                      ------------------      ------------------

John C. Gerdes, Ph.D.........             1,430,068                  8.6%
John H. Wheeler..............             1,147,025                  6.9
Diane Kozwich................             1,130,495                  6.8
Michael D. Bick, Ph.D........             1,120,725 (3)              6.7
N. Price Paschall............               460,000 (4)              2.7
Douglas L. Ayer..............               347,884 (5)              2.1
Timothy Dahltorp.............               285,829 (6)              1.7
James H. Chamberlain.........               174,000 (7)              1.1
James B. Mahoney, Ph.D.......                82,499 (8)                *
All directors and executive
   officers as a group
   (seven persons)...........             3,901,005 (9)             23.5%
----------
* Less than 1%.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at April 1, 2003.
(2) Percentage ownership is based on 16,533,269 shares of common stock outstanding as of April 1, 2003.
(3) Includes 97,777 shares of common stock subject to options that are currently exercisable or that will become exercisable on or before May 31, 2003, and 1,022,950 shares held in the Bick Family Trust.
(4) Consists of 275,000 shares of common stock subject to currently exercisable warrants and 185,000 shares of common stock subject to options that are currently exercisable or that will become exercisable on or before May 31, 2003.
(5) Consists of shares of common stock subject to options that are currently exercisable or that will become exercisable on or before May 31, 2003.


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


(6) Includes 275,829 shares of common stock subject to options that are currently exercisable or that will become exercisable on or before May 31, 2003.
(7) Includes 170,000 shares of common stock subject to options that are currently exercisable or that will become exercisable on or before May 31, 2003.
(8) Consists of shares of common stock subject to options that are currently exercisable or that will become exercisable on or before May 31, 2003.
(9) Includes 1,158,989 shares of common stock subject to options that are currently exercisable or that will become exercisable on or before May 31, 2003, and 275,000 shares of common stock subject to currently exercisable warrants.

                            PROPOSALS OF STOCKHOLDERS

         A proper proposal submitted by a stockholder for presentation at the Company's 2004 Annual Meeting that is received at the Company's executive offices no later than January 5, 2004, will be included in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting. In addition, in the event a stockholder proposal is not received by the Company by March 17, 2004, the Proxy to be solicited by the Board of Directors for the 2004 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2004 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

         SEC rules and regulations provide that if the date of the Company's 2004 Annual Meeting is advanced or delayed more than 30 days from the date of the 2003 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2004 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2004 Annual Meeting. Upon determination by the Company that the date of the 2004 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2003 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-QSB.

                                  OTHER MATTERS

         The Company's management knows of no other matters to be submitted to the Company's Annual Meeting. If any other matters properly come before the meeting, it is the intention that the persons named in the enclosed form of proxy vote the proxies in accordance with their judgment.

                             SOLICITATION OF PROXIES

         It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone or otherwise for the purpose of soliciting such proxies.

                                  ANNUAL REPORT

         COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2002 ON FORM 10-KSB ACCOMPANIES THIS PROXY STATEMENT.


                                            ON BEHALF OF THE BOARD OF DIRECTORS


                                            /s/ Michael D. Bick, Ph.D.
                                            ----------------------------------
                                            Michael D. Bick, Ph.D.
                                            Chairman of the Board of Directors

590 Burbank Street, Suite 205
Broomfield, Colorado 80020
(303) 466-4424 April 29, 2003


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


                                  XTRANA, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned, a stockholder of XTRANA, INC., a Delaware corporation, (the "Company") hereby appoints Michael Bick, Ph.D. and Timothy J. Dahltorp, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on June 26, 2003, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

         The Board of Directors recommends a FOR vote on all proposals listed below.

         1.   To elect the Board of Directors' seven nominees as directors.

              Michael D. Bick, Ph.D.    Douglas L. Ayer     James H. Chamberlain
              John C. Gerdes, Ph.D.     N. Price Paschall   Timothy J. Dahltorp
              James B. Mahony, Ph.D.

         _____ FOR NOMINEES LISTED (except as marked to the contrary below)
         _____ WITHHELD

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

         2. To ratify the appointment of Hein + Associates LLP as the independent public accountants of the Company.

              ____ FOR             ____ AGAINST         ____ ABSTAIN

                  The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. As to any other business that may properly come before the Annual Meeting and any of its postponements or adjournments, the proxy holder is authorized to vote in accordance with its best judgment.

                  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

                  The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 29, 2003 relating to the Annual Meeting.

                                            Date:  _______________________, ____


                                            ------------------------------------


                                            ------------------------------------
                                                Signature(s) of Stockholder(s)
                                                   (See Instructions Below)

                  The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                 [_] Please indicate by checking this box if you
                     anticipate attending the Annual Meeting.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                  XTRANA, INC.


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